UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 13, 2020 (May 12, 2020)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Registrant’s telephone number, including area code: (615) 465-7000

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CYH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amended and Restated 2009 Stock Option and Award Plan

At the Annual Meeting of the stockholders (the “Annual Meeting”) of Community Health Systems, Inc. (the “Company”) held on May 12, 2020, the Company’s stockholders approved the Company’s 2009 Stock Option and Award Plan, as amended and restated as of March 20, 2020, subject to stockholder approval at the Annual Meeting (the “Plan”). The results of the stockholder vote on the Plan are set forth further below under Item 5.07 of this Current Report on Form 8-K.

A description of the Plan was included as part of Proposal 3 in the Company’s proxy statement filed on April 2, 2020 (the “Proxy Statement”) and is incorporated herein by reference. Such description is qualified in its entirety by reference to the text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of its stockholders on May 12, 2020. At the Annual Meeting, the stockholders voted on four proposals, each of which is described more fully in the Company’s Proxy Statement for the Annual Meeting. The following describes the matters that were submitted to the vote of the stockholders of the Company at the Annual Meeting and the result of the votes on these matters:

(1) The stockholders elected each of the following persons as directors of the Company for terms that expire at the 2021 annual meeting of stockholders of the Company and until their respective successors have been elected and have qualified:

Name	For	Against	Abstain	Broker Non-Votes
(a) John A. Clerico	91,653,778	2,320,126	85,704	13,351,911
(b) Michael Dinkins	93,598,854	356,769	103,985	13,351,911
(c) James S. Ely III	93,447,526	526,544	85,538	13,351,911
(d) John A. Fry	93,380,542	589,807	89,259	13,351,911
(e) Tim L. Hingtgen	92,508,855	1,444,836	105,917	13,351,911
(f) Elizabeth T. Hirsch	93,748,427	228,951	82,230	13,351,911
(g) William Norris Jennings, M.D.	93,380,127	592,603	86,878	13,351,911
(h) K. Ranga Krishnan, MBBS	93,585,554	369,282	104,772	13,351,911
(i) Julia B. North	92,498,942	1,483,006	77,660	13,351,911
(j) Wayne T. Smith	92,478,778	1,000,831	579,999	13,351,911
(k) H. James Williams, Ph.D.	93,631,064	348,022	80,522	13,351,911

(2) The stockholders approved the advisory resolution regarding the Company’s executive compensation:

For	Against	Abstain	Broker Non-Votes
91,280,002	2,682,624	96,982	13,351,911

(3) The stockholders approved the amendment and restatement of the Plan, which was approved by the Company’s Board of Directors as of March 20, 2020, subject to stockholder approval at the Annual Meeting:

For	Against	Abstain	Broker Non-Votes
91,598,589	2,378,053	82,966	13,351,911

(4) The stockholders ratified the appointment of Deloitte & Touche LLP, as the Company’s independent registered public accountants for 2020:

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For	Against	Abstain	Broker Non-Votes
106,358,963	985,023	67,533	n/a

Item 9.01. Financial Statements & Exhibits

(d) Exhibits

Exhibit Number	Description

10.1†	Community Health Systems, Inc. 2009 Stock Option and Award Plan, as amended and restated as of March 20, 2020.

†	Indicates a management contract or compensatory plan or arrangement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2020	COMMUNITY HEALTH SYSTEMS, INC
(Registrant)

	By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board and Chief
Executive Officer
(principal executive officer)

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